Fiscal 2023 Second Quarter Results SEPTEMBER 6, 2023

© Core & Main All Rights Reserved. Confidential and Proprietary Information. 2 CAUTIONARY STATEMENTS Cautionary Note Regarding Forward-Looking Statements This presentation and accompanying discussion may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, all statements other than statements of historical or current facts relating to our intentions, beliefs, assumptions or current expectations concerning, among other things, our future results of operations and financial position, business strategy and plans and objectives of management for future operations, including, among others, statements regarding expected growth, future capital expenditures, capital allocation and debt service obligations, and the anticipated impact on our business. Some of the forward-looking statements can be identified by the use of forward-looking terms such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” or the negative versions of these words or other comparable terms. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be outside our control. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition, cash flows and the development of the market in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties discussed under the captions “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended January 29, 2023 and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Quarterly Report on Form 10-Q, could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Furthermore, new risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this presentation. Factors that could cause actual results and outcomes to differ from those reflected in forward-looking statements include, without limitation: declines, volatility and cyclicality in the U.S. residential and non-residential construction markets; slowdowns in municipal infrastructure spending and delays in appropriations of federal funds; our ability to competitively bid for municipal contracts; price fluctuations in our product costs; our ability to manage our inventory effectively, including during periods of supply chain disruptions; our ability to continue our customer relationships with short-term contracts; risks involved with acquisitions and other strategic transactions, including our ability to identify, acquire, close or integrate acquisition targets successfully; the fragmented and highly competitive markets in which we compete and consolidation within our industry; the development of alternatives to distributors of our products in the supply chain; our ability to hire, engage and retain key personnel, including sales representatives, qualified branch, district and regional managers and senior management; our ability to identify, develop and maintain relationships with a sufficient number of qualified suppliers and the potential that our exclusive or restrictive supplier distribution rights are terminated; the availability and cost of freight; the ability of our customers to make payments on credit sales; changes in supplier rebates or other terms of our supplier agreements; our ability to identify and introduce new products and product lines effectively; the spread of, and response to public health crises and the inability to predict the ultimate impact on us; costs and potential liabilities or obligations imposed by environmental, health and safety laws and requirements; regulatory change and the costs of compliance with regulation; changes in stakeholder expectations in respect of environmental, social and governance and sustainability practices; exposure to product liability, construction defect and warranty claims and other litigation and legal proceedings; potential harm to our reputation; difficulties with or interruptions of our fabrication services; safety and labor risks associated with the distribution of our products as well as work stoppages and other disruptions due to labor disputes; impairment in the carrying value of goodwill, intangible assets or other long-lived assets; interruptions in the proper functioning of our and our third-party service providers’ information technology systems, including from cybersecurity threats; risks associated with exporting our products internationally; our ability to maintain effective internal controls over financial reporting and remediate any material weaknesses; our indebtedness and the potentia l that we may incur additional indebtedness; the limitations and restrictions in the agreements governing our indebtedness, the Second Amended and Restated Agreement of Limited Partnership of Core & Main Holdings, LP as amended, and the Tax Receivable Agreements (as defined in our Quarterly Report on Form 10-Q); increases in interest rates and the impact of transitioning away from LIBOR, generally to Term SOFR (as defined in our Quarterly Report on Form 10-Q), as a benchmark rate in contracts; changes in our credit ratings and outlook; our ability to generate the significant amount of cash needed to service our indebtedness; our organizational structure, including our payment obligations under the Tax Receivable Agreements, which may be significant; our ability to sustain an active, liquid trading market for our Class A common stock; the significant influence that CD&R (as defined in our Quarterly Report on Form 10-Q) has over us and potential conflicts between the interests of CD&R and other stockholders; and risks related to other factors described under “Risk Factors” in our Annual Report on Form 10-K. These factors are not exhaustive, and new factors may emerge or changes to the foregoing factors may occur that could impact our business. Except to the extent required by law, we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, which speak only as of the date of this presentation. Use of Non-GAAP Financial Measures In addition to providing results that are determined in accordance with U.S. Generally Accepted Accounting Principles (“GAAP” ), we present EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Operating Cash Flow Conversion and Net Debt Leverage, all of which are non-GAAP financial measures. These measures are not considered measures of financial performance or liquidity under GAAP and the items excluded therefrom are significant components in understanding and assessing our financial performance or liquidity. These measures should not be considered in isolation or as alternatives to GAAP measures such as net income or net income attributable to Core & Main, Inc., as applicable, cash provided by or used in operating, investing or financing activities, or other financial statement data presented in the financial statements as an indicator of our financial performance or liquidity. We use EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Operating Cash Flow Conversion and Net Debt Leverage to assess the operating results and effectiveness and efficiency of our business. We present these non-GAAP financial measures because we believe investors consider them to be important supplemental measures of performance, and we believe that these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. Non-GAAP financial measures as reported by us may not be comparable to similarly titled metrics reported by other companies and may not be calculated in the same manner. These measures have limitations as analytical tools, and you should not consider them in isolation or as substitutes for analysis of our results as reported under GAAP. Reconciliations of such non-GAAP measures to the most directly comparable GAAP measure and calculations of the non-GAAP measures are set forth in the appendix of this presentation. No reconciliation of the estimated range for Adjusted EBITDA, Adjusted EBITDA margin or Operating Cash Flow Conversion for fiscal 2023 are included herein because we are unable to quantify certain amounts that would be required to be included in net income attributable to Core & Main, Inc. or cash provided by or used in operating activities, the most directly comparable GAAP measures, without unreasonable efforts due to the high variability and difficulty to predict certain items excluded from Adjusted EBITDA. Consequently, we believe such reconciliation would imply a degree of precision that would be misleading to investors. In particular, the effects of acquisition expenses cannot be reasonably predicted in light of the inherent difficulty in quantifying such items on a forward-looking basis. We expect the variability of these excluded items may have an unpredictable, and potentially significant, impact on our future GAAP results. Presentation of Financial Information The accompanying financial information presents the results of operations, financial position and cash flows of Core & Main, Inc. (“Core & Main” or the “Company”) and its subsidiaries, which includes the consolidated financial information of Core & Main Holdings, LP, a Delaware limited partnership (“Holdings”) and its consolidated subsidiary, Core & Main LP, as the legal entity that conducts the operations of the Company. Core & Main is the primary beneficiary and general partner of Holdings and has decision making authority that significantly affects the economic performance of the entity. As a result, Core & Main consolidates the consolidated financial statements of Holdings. All intercompany balances and transactions have been eliminated in consolidation. The Company records non-controlling interests related to Partnership Interests (as defined in our Quarterly Report on Form 10-Q) held by the Continuing Limited Partners (as defined in our Quarterly Report on Form 10-Q) in Holdings. The Company’s fiscal year is a 52 or 53-week period ending on the Sunday nearest to January 31st. Quarters within the fiscal year include 13-week periods, unless a fiscal year includes a 53rd week, in which case the fourth quarter of the fiscal year will be a 14-week period. Each of the three months ended July 30, 2023 and three months ended July 31, 2022 included 13 weeks and each of the six months ended July 30, 2023 and six months ended July 31, 2022 included 26 weeks.

© Core & Main All Rights Reserved. Confidential and Proprietary Information. 3 TODAY’S PRESENTERS Steve LeClair Chief Executive Officer Mark Witkowski Chief Financial Officer Robyn Bradbury VP, Finance & Investor Relations

Business Update STEVE LECLAIR

© Core & Main All Rights Reserved. Confidential and Proprietary Information. 5 BUSINESS UPDATE End Markets Pricing Margins Cash Flow & Capital Allocation ▪ Municipal repair & replacement demand remains steady ▪ Sentiment for new residential construction continues to improve ▪ Beginning to see pockets of softness for new non-residential project starts ▪ Medium to long-term market fundamentals are positive ▪ Enthusiastic about the benefits of the Infrastructure Investment & Jobs Act ▪ Non-discretionary nature of demand in our industry provides a resilient pricing framework ▪ Overall prices remain stable ▪ Expect slightly positive price contribution for the year ▪ Gross margin exceeded our expectations as we continue to benefit from prior inventory investments ▪ Gross margin initiatives and M&A synergies driving structural margin gains ▪ Expect gross margin to continue normalizing in 2H’23 as we cycle through low-cost inventory ▪ Robust operating cash flow in 1H’23 supporting capital allocation priorities ▪ Prioritizing investments in growth, with share repurchases and/or dividends expected to follow ▪ $141M share repurchase executed during the quarter, reducing diluted shares outstanding by 5 million ▪ Repurchased 20 million shares year- to-date with over $470M of capital deployed ▪ 2H’23 cash generation expected to be strong, providing ample capacity for continued growth investments and the potential for additional share repurchases

© Core & Main All Rights Reserved. Confidential and Proprietary Information. 6 DRIVING SUSTAINABLE GROWTH THROUGH M&A Status Closed July 2023 Closed July 2023 # of Locations 7 3 Geography West Virginia, Kentucky & Tennessee California Product Lines Pipe, Valves & Fittings Storm Drainage Pipe, Valves & Fittings Fire Protection Storm Drainage Combined Annualized Net Sales of ~$100M Foster Supply Dangelo Co.

© Core & Main All Rights Reserved. Confidential and Proprietary Information. 7 WELL-POSITIONED TO WIN IN OUR INDUSTRY High Barriers to Entry Highly Complex Specification & Regulation Specialized Product Requirements Fragmented Industry Strong Infrastructure & Logistics ▪ Local regulation and specification needs; strong participation in governing / regulating bodies ▪ Pre-project specification influence ▪ Regional & national product specialists required to support complex project needs ▪ Highly diversified supplier base & fragmented customer base creates need for scaled distribution ▪ Coordinated jobsite delivery & customer support ▪ Delivery capabilities and reliability Exclusive & Restrictive Distribution Rights ▪ Distribution rights limit new entrants into the industry and provide significant and sustainable competitive advantages Our Competitive Advantages Deep knowledge of products and local specifications, supported by consulting and delivery expertise Industry Experience 320 branches across 48 states, serving 60,000+ diverse customers & partnering with 4,500+ suppliers Size & Unique Scalability Strong, long-standing customer & supplier relationships with access to products with limited distribution rights Deep Customer & Supplier Relationships “One-stop-shop” for customer solutions enabled by project value engineering and jobsite support Differentiated Services & Deep Product Portfolio Proprietary technology platforms drive operational efficiency and enhance customer experience Technology & Innovation Specific to our Industry Best Industry Talent Talent-first blueprint is critical to developing industry leaders and enabling local expertise, nationwide

Financial Results MARK WITKOWSKI

© Core & Main All Rights Reserved. Confidential and Proprietary Information. 9 Q2 2023 FINANCIAL RESULTS Net Sales Gross Profit Adjusted EBITDA(1) Diluted Earnings Per Share(2) ($ in Millions, Except Per Share Amounts) $1,298 $1,861 $1,861 Q2'21 Q2'22 Q2'23 $325 $501 $501 Q2'21 Q2'22 Q2'23 $155 $277 $270 Q2'21 Q2'22 Q2'23 +43% +54% 0% (3%) +79% % Margin % Margin(1) 25.0% 26.9%+190 bps 26.9%+0 bps 0% 11.9% 14.9%+300 bps 14.5%(40) bps $0.67 $0.66 Q2'22 Q2'23 (1) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. Refer to the appendix of the presentation for a reconciliation to the nearest GAAP measure. (2) The three months ended August 1, 2021 not presented due to incomparable performance resulting from the IPO and Reorganization Transactions in July 2021. (2%)

© Core & Main All Rights Reserved. Confidential and Proprietary Information. 10 CASH FLOW & BALANCE SHEET Operating Cash Flow Net Debt Leverage(3) Liquidity ($ in Millions) ABL Facility Available Cash & Cash Equivalents (1) Adjusted EBITDA is a non-GAAP financial measure. Refer to the appendix of the presentation for a reconciliation to the nearest GAAP measure. (2) Represents operating cash taxes paid to the IRS and other state & local taxing authorities. Does not include the portion of our tax obligation distributed to non-controlling interest holders as a financing cash outflow. (3) Net Debt Leverage represents gross consolidated debt net of cash & cash equivalents divided by Adjusted EBITDA for the last twelve months, which is a non-GAAP financial measure. Refer to the appendix of the presentation for a reconciliation to the nearest GAAP measure. Q2’22 Q2’23 Y-o-Y $ Adjusted EBITDA(1) $277 $270 ($7) Working Capital (243) 72 315 Cash Interest (14) (20) (6) Cash Taxes(2) (34) (34) -- Other (9) (6) 3 Operating Cash Flow ($23) $282 $305 1.9x 1.7x Q2'22 Q2'23 $1,099 $1,143 Q2'22 Q2'23

© Core & Main All Rights Reserved. Confidential and Proprietary Information. GUIDANCE UPDATE 11 Key Metric FY23 Outlook Net Sales ($ in Millions) $6,600 - $6,800 Adjusted EBITDA ($ in Millions) $850 - $880 Adjusted EBITDA Margin ~12.9% Operating Cash Flow Conversion(1) (% of Adjusted EBITDA) 90% - 110% ▪ Expect fiscal 2023 net sales growth to range from -1% to +2% ̶ Municipal repair & replacement activity expected to be steady for the rest of the year ̶ Improving sentiment for new residential construction, but still expecting a double-digit decline for the year ̶ Beginning to see pockets of softness for new non-residential project starts ▪ Expect slightly positive price contribution for the year as we anniversary prior year price increases ▪ Narrowing expectation for Adjusted EBITDA due to strong gross margin performance ▪ Raising expectation for operating cash flow conversion due to accelerated inventory optimization efforts Considerations (1) Defined as net cash provided by (used in) operating activities divided by Adjusted EBITDA for the period presented.

Appendix

CORE & MAIN AT A GLANCE

Key Business Highlights

- Leading U.S. specialty distributor focused on water, wastewater, storm drainage and fire protection products, and related services
- Highly fragmented $40 billion addressable market[(1)]
- 1 of only 2 national distributors where scale matters
- ~320 branches in 48 states across the U.S.
- $6.6 billion of LTM Q2'23 net sales and $929 million of LTM Q2'23 Adjusted EBITDA[(2)]
- Balanced mix of sales across end markets, construction sectors and product lines
- Highly fragmented customer base of 60,000+ including municipalities, private water companies and professional contractors
- More than 200,000 SKUs
- 4,500+ suppliers, many of which have long-standing, often exclusive or restrictive, relationships with CNM

(1) As of the fiscal year ended January 29, 2023 and based on management estimates.

(2) Adjusted EBITDA is a non-GAAP financial measure. Refer to the appendix of the presentation for a reconciliation to the nearest GAAP measure.

Branch Footprint



Corporate HQ

Market Share[(1)]



~$40B(1)
17% Core & Main
83% Remaining Market

Market Mix[(1)]



39% Municipal
39% Non-Residential
22% Residential

© Core & Main All Rights Reserved. Confidential and Proprietary Information.

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© Core & Main All Rights Reserved. Confidential and Proprietary Information. PRODUCT & SERVICE OFFERING 14

© Core & Main All Rights Reserved. Confidential and Proprietary Information. 15 OUR APPROACH TO M&A Maximize Market Presence Drive Value Creation Leverage Entrepreneurial Culture ▪ Significant opportunity to fill existing geographies and product lines or expand into new geographies and product lines ▪ Ability to access attractive markets, new technologies and product innovations ▪ Diligent assessment of macro growth trends and competitive landscape October 2017 June 2018 July 2018 August 2018 January 2019 February 2019 July 2019 October 2019 October 2019 March 2020 August 2020 March 2021 August 2021 August 2021 October 2021 November 2021 March 2022 May 2022 ▪ Our size, scale and differentiated capabilities drives immediate synergistic value with a focus on people, process and strategy ▪ Past synergies have driven highly attractive returns on capital and support shareholder value creation ▪ Successful track record of retaining and promoting management and associates of acquired companies ▪ Our “local service, nationwide” philosophy incentivizes acquired companies to be entrepreneurial, making decisions grounded in a customer-centric approach June 2022 August 2022 October 2022 October 2022 December 2022 March 2023 April 2023 April 2023 July 2023 July 2023 Driving Sustainable Growth Through M&A… …By Leveraging Our Disciplined Approach

OUR VALUE CREATION TARGETS

Market Growth

- Non-discretionary municipal repair & replacement demand expected to remain resilient for the foreseeable future
- Secular market tailwinds provided by the Infrastructure Investment & Jobs Act
- Continued growth in non-residential development as communities expand
- Fundamental undersupply of housing relative to household formations

Low to Mid Single-Digit

Above Market Growth

- Attract and develop new sales talent
- Expand into new and underpenetrated geographies
- Expand into new and underrepresented product categories
- Accelerate new product adoption
- Increase share with strategic accounts

+200 – 300 bps

Acquisitions

- Disciplined pursuit of active target pipeline to fill existing geographies and product lines
- Leverage M&A platform to access adjacent markets, new technologies and product innovations
- Enhance key talent and operational capabilities
- Drive immediate synergistic value from M&A with a focus on people, process & strategy

+200 – 500 bps

Operating Leverage

- Expand private label offering across our nationwide network
- Expand product margins through pricing analytics
- Maximize category management opportunity
- Drive SG&A productivity and cost leverage

1.3x – 1.5x

Operating Cash Flow

- Resilient business model with counter-cyclical working capital characteristics
- Cash generation model provides ample liquidity to fund growth strategies while returning capital to shareholders

55% – 65%
Adj. EBITDA Conversion

CONTINUE TO DELIVER ON KEY GROWTH, PROFITABILITY & CASH FLOW TARGETS

© Core & Main All Rights Reserved. Confidential and Proprietary Information.

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© Core & Main All Rights Reserved. Confidential and Proprietary Information. CAPITAL ALLOCATION FRAMEWORK 17 Priority Uses for Capital Normalized Operating Cash Flow Target to be ~55-65% of Adjusted EBITDA Organic Growth & Operational Initiatives M&A Share Repurchases & Dividends Expect future capital expenditures to average ~0.5% of net sales Maintain a robust M&A pipeline and a disciplined approach. Expect continued M&A focused on geographic expansion, product line expansion, the addition of key talent and additional operating capabilities, while driving synergistic value creation Deploy surplus capital towards share repurchases and/or dividends Capital Allocation Framework

© Core & Main All Rights Reserved. Confidential and Proprietary Information. 18 SECULAR MARKET GROWTH FUNDAMENTALS… U.S. Municipal Water Infrastructure Spending(1) Non-Residential Starts(2) (Sq. Feet Per Million of Population) Single Family Housing Starts(3) (Starts Per Million of Population) Vacant Developed Lots & Months of Supply(4) $- $30 $60 $90 $120 $150 '70 '74 '78 '82 '86 '90 '94 '98 '02 '06 '10 '14 '18 '22 ($ i n B il li o n s ) Significant Underinvestment Historical Spending Management Estimates - 1.5 3.0 4.5 6.0 7.5 '70 '74 '78 '82 '86 '90 '94 '98 '02 '06 '10 '14 '18 '22 (S q . F e e t in T h o u s a n d s ) Median - 1.5 3.0 4.5 6.0 7.5 '70 '74 '78 '82 '86 '90 '94 '98 '02 '06 '10 '14 '18 '22 (S ta rt s i n T h o u s a n d s ) (1) Source: 1970 – 2017 data provided by the U.S. Congressional Budget Office. Data from 2018 – 2022 based on management estimates. (2) Source: Dodge Data & Analytics. Represents non-residential building starts (measured in square feet) per million of U.S. population. (3) Source: U.S. Census Bureau. Represents single-family housing starts per million of U.S. population. (4) Source: Zonda. Represents vacant developed lots and months of supply for single-family housing units in select geographies across the U.S. Median - 20 40 60 80 100 0.40 0.60 0.80 1.00 1.20 1.40 Q2'08 Q2'11 Q2'14 Q2'17 Q2'20 Q2'23 M o n th s o f S u p p ly V a c a n t D e v e lo p e d L o ts (i n M il li o n s ) Vacant Developed Lots Months of Supply

…BACKED BY CRITICAL INVESTMENT IN U.S. WATER INFRASTRUCTURE



$55 BILLION

to expand access to clean drinking water

~$13.5B
Estimated Product Opportunity[(1)]



$50 BILLION

to protect against droughts, floods, heat and wildfires, in addition to major investments in weatherization and cybersecurity

~$2.5B
Estimated Product Opportunity[(1)]



$110 BILLION

to repair roads and bridges and support major transformational projects

~$1.0B
Estimated Product Opportunity[(1)]



$25 BILLION

to create more modern, resilient and sustainable airport infrastructure

~$0.2B
Estimated Product Opportunity[(1)]

(1) Represents the estimated applicable product sales opportunity for Core & Main.

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RECONCILIATION OF NON-GAAP MEASURES

($ in Millions)

Adjusted EBITDA & Adjusted EBITDA Margin

	Three Months Ended			Six Months Ended		Twelve Months Ended	
	July 30, 2023	July 31, 2022	August 1, 2021	July 30, 2023	July 31, 2022	July 30, 2023	July 31, 2022
Net income attributable to Core & Main, Inc.	$ 110	$ 115	$ 27	$ 196	$ 201	$ 361	$ 313
Plus: net income (loss) attributable to non-controlling interest	54	67	(17)	101	118	198	194
Net income	164	182	10	297	319	559	507
Depreciation and amortization[(1)]	37	34	34	73	70	146	143
Provision for income taxes	40	38	3	71	68	131	110
Interest expense	22	17	37	39	30	75	55
EBITDA	$ 263	$ 271	$ 84	$ 480	$ 487	$ 911	$ 815
Loss on debt modification and extinguishment	-	-	50	-	-	-	1
Equity-based compensation	3	4	19	5	7	9	12
Acquisition expenses[(2)]	3	2	1	3	2	6	6
Offering expenses[(3)]	1	-	1	2	-	3	2
Adjusted EBITDA	$ 270	$ 277	$ 155	$ 490	$ 496	$ 929	$ 836
Adjusted EBITDA Margin:							
Net Sales	$ 1,861	$ 1,861	$ 1,298	$ 3,435	$ 3,459	$ 6,627	$ 6,110
Adjusted EBITDA / Net Sales	14.5%	14.9%	11.9%	14.3%	14.3%	14.0%	13.7%

(1) Includes depreciation of certain assets which are reflected in "cost of sales" in our Statement of Operations.

(2) Represents expenses associated with acquisition activities, including transaction costs, post-acquisition employee retention bonuses, severance payments, expense recognition of purchase accounting fair value adjustments (excluding amortization) and contingent consideration adjustments.

(3) Represents costs related to secondary offerings reflected in SG&A expenses in our Statement of Operations.

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© Core & Main All Rights Reserved. Confidential and Proprietary Information. RECONCILIATION OF NON-GAAP MEASURES 21 ($ in Millions) Net Debt Leverage As of July 30, 2023 July 31, 2022 Senior ABL Credit Facility due July 2026 115 142 Senior Term Loan due July 2028 1,470 1,485 Total Debt 1,585$ 1,627$ Less: Cash & Cash Equivalents (20) - Net Debt 1,565$ 1,627$ Twelve Months Ended Adjusted EBITDA 929 836 Net Debt Leverage 1.7x 1.9x